STATE OF NEVADA

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

04/12/2021

Work Order Item Number:	W2021041200290-1258801
Filing Number:	20211378103
Filing Type:	Dissolution After Beginning of Business
Filing Date/Time:	4/12/2021 10:00:00 AM
Filing Page(s):	2

Indexed Entity Information:

Entity ID: C1147-1967

Entity Name: SANTA FE FINANCIAL CORPORATION

Entity Status: Dissolved

Expiration Date: None

Commercial Registered Agent
CORPORATION SERVICE COMPANY
112 NORTH CURRY STREET, Carson City, NV 89703, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Certified Copy

4/12/2021 11:01:45 AM

Work Order Number: W2021041200290

Reference Number: 20211378113

Through Date: 4/12/2021 11:01:45 AM

Corporate Name: SANTA FE FINANCIAL CORPORATION

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number	Description	Number of Pages
20211378103	Dissolution After Beginning of Business	2

Respectfully,

BARBARA K. CEGAVSKE
Nevada Secretary of State

Certified By: Ashley Pion
Certificate Number: B202104121586174
You may verify this certificate
online at http://www.nvsos.gov

Filed in the Office of	Business Number C1147-1967
Barbara K. Cegavske	Filing Number 20211378103
Secretary of State State Of Nevada	Filed On 4/12/2021 10:00:00 AM
	Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Dissolution

(PURSUANT TO NRS 78.580)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Dissolution
For a Nevada Profit Corporation
Before or After Issuance of Stock and After Beginning of Business
(Pursuant to NRS 78.580)

1. Name of corporation:

SANTA FE FINANCIAL CORPORATION

2. Entity or NV I.D. number: NV19671001186

3. The resolution to dissolve said corporation has been approved by the directors or both the directors and stockholders as provided in NRS 78.580(1) and (2). The names and addresses of the **president, secretary, treasurer and all directors*** are:

Name	Address
JOHN V. WINFIELD Name of **president**	1516 S Bundy Dr #200, Los Angeles CA 90025 Address
DANFENG XU Name of **secretary**	1516 S Bundy Dr #200, Los Angeles CA 90025 Address
DANFENG XU Name of **treasurer**	1516 S Bundy Dr #200, Los Angeles CA 90025 Address
WILLIAM J. NANCE Name of **director**	1516 S Bundy Dr #200, Los Angeles CA 90025 Address
ROBERT DIKA Name of **additional director, if any**	1516 S Bundy Dr #200, Los Angeles CA 90025 Address

4. Effective date and time of dissolution:(optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X John V. Winfield
Signature of Officer

04/08/2021
Date

*attach a plain 8 1/2" x 11" sheet to list additional directors.

FILING FEE: $100.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SANTA FE FINANCIAL CORPORATION

Additional director:

John V. Winfield	1516 S Bundy Drive, #200 Los Angeles, CA 90025

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings & Notary Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Santa Fe Financial Corporation

,

Work Order #: W2021041200290
April 12, 2021
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 435374

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Dissolution After Beginning of Business	Fees	20211378103	4/12/2021 10:00:00 AM	Approved	1	$100.00	$100.00
Dissolution After Beginning of Business	Expedite Fee	20211378103	4/12/2021 10:00:00 AM	Approved	1	$125.00	$125.00
Business Entity Certified Copies Request	Fees			Pending	1	$64.00	$64.00
Total							$289.00

Payments

Type	Description	Payment Status	Amount
Check	000485	Success	$289.00
Total			$289.00

Credit Balance: $0.00

Santa Fe Financial Corporation

,